                  AMENDMENT REGARDING FILING OF PROXY STATEMENT



                                                                  April 13, 2000



e.spire Communications, Inc.
12975 Worldgate Drive
Herndon, Virginia 20170


Attention:  Juliette Pryor
            General Counsel


Ladies and Gentlemen:

       Reference is made to those certain Purchase Agreements dated March 1, 2000 (the "Purchase Agreements"; capitalized terms defined therein being used herein as defined therein), among e.spire Communications, Inc. (the "Company") and each of (i) The Huff Alternatie Income Fund, L.P. ("Huff"), (ii) Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. (together, "Greenwich Street") and (iii) the Honeywell International Inc. Master Retirement Fund ("Honeywell", together with Huff and Greenwich Street, the "Investors") and to the Certificate of Designation with respect to the Company's Series A Convertible Preferred Stock.

       Under the Purchase Agreements, the Final Closing must occur within 100 days of the Initial Closing, and the Investors have the right to terminate the Purchase Agreements if Stockholder Approval is not obtained within 100 days of the Initial Closing or if the Final Closing does not occur for any other reason within 100 days of the Initial Closing. In addition, the Company is required to file a proxy statement and convene a meeting seeking Stockholder Approval as soon as practicable. In addition, under Section 3(h) of the Certificate of Designation, the dividend rate on the outstanding shares of Series A Convertible Preferred Stock shall be increased if Stockholder Approval is not obtained within 100 days following the Initial Closing.

       The undersigned Investors hereby agree with the Company that all references in Sections 3(c), 10(a) and 13 of the Purchase Agreement to such 100 day period shall, from and after the date of execution of this agreement, instead refer to a period of 150 days from and after the Issue Date. The Investors, constituting all of the holders of the Series A Convertible Preferred Stock, further agree that the Company may amend the Certificate of Designation to replace the references in Section 3(h) of the Certificate of Designation to such 100 day period with references to a 150 day period.
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       This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The amendment set forth herein shall become effective upon the delivery to the Company and each Investor of duly executed counterparts hereof by each of the Investors and by the Company.

       Except as expressly modified by this amendment, the Purchase Agreements and Certificate of Designations shall remain in full force and effect in accordance with their terms. This amendment is limited to the matters expressly stated herein and no other matters and does not constitute a amendment of any other provisions of such agreements and instruments. Notwithstanding this amendment, the Investors' obligation to consummate the Final Closing shall remain subject to the satisfaction of all other conditions contained in the Purchase Agreements.

       This amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles.

       IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered by their respect officers thereunto duly authorized as of the date first written above.

                                    INVESTORS:

                                    THE HUFF ALTERNATIVE INCOME FUND, L.P.


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GSCP OFFSHORE FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GREENWICH FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GREENWICH STREET EMPLOYEES FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    TRV EXECUTIVE FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:


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                                    THE HONEYWELL INTERNATIONAL INC. MASTER
                                    RETIREMENT TRUST

                                    By:  WRH TELECOM PARTNERS, L.L.C.


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

Acknowledged and agreed:

E.SPIRE COMMUNICATIONS, INC.



By:
     -------------------------
       Name:
       Title: